SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Funds, Inc. - Class B and Class Y Shares


The following information replaces the disclosure regarding management of Waddell & Reed Funds, Inc. Growth Fund in the section entitled "About the Management and Expenses of the Fund":

     Grant P. Sarris is primarily responsible for the day-to-day management of the portfolio of Growth Fund. Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO which serves as investment manager. Mr. Sarris has served as an investment analyst with Waddell & Reed, Inc. and its successor, WRIMCO, since October 1, 1991 and has served as Assistant Portfolio Manager of Growth Fund since January 1, 1996. He has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since October 1, 1991.

To be attached to the cover page of the Class B and Class Y Prospectuses of Waddell & Reed Funds, Inc. dated January 31, 1998.

This Supplement is dated May 14, 1998.

WRS3000H44

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


Waddell & Reed Funds, Inc.

The following information replaces the disclosure regarding management of Waddell & Reed Funds, Inc. Growth Fund in the section entitled "Directors and Officers" on page 59:

     Grant P. Sarris
          Vice President of the Fund and Vice President of WRIMCO. Date of birth: September 14, 1966.

To be attached to the cover page of the Statement of Additional Information of Waddell & Reed Funds, Inc. dated January 31, 1998.

This Supplement is dated May 14, 1998.